Filed Pursuant to Rule 497(e)
1933 Act File No. 033-36065
1940 Act File No. 811-06693

Parnassus Funds
Supplement dated October 1, 2008
To the Prospectus dated May 1, 2008

Effective October 1, 2008, the following supplements the information in “The Adviser” section of the prospectus, which begins on page 17:

Benjamin E. Allen, Matthew D. Gershuny and Lori A. Keith are the Portfolio Managers of the Mid-Cap Fund, replacing Jerome L. Dodson.

Mr. Dodson will continue in his role as Portfolio Manager of the Parnassus Fund, the Workplace Fund and the Small-Cap Fund, as well as his current positions as Chief Executive Officer and Chairman of Parnassus Investments and as President of Parnassus Funds and Parnassus Income Funds.

Matthew D. Gershuny is a Portfolio Manager of the Parnassus Mid-Cap Fund and a Senior Research Analyst. He joined Parnassus Investments in 2006. In 1999, Mr. Gershuny joined the Equity Research department at Cowen and Company, formerly SG Cowen Securities Corporation, starting as a Research Associate and leaving the firm as a Vice President. Mr. Gershuny received a BA in Philosophy from Cornell University and an MBA from the University of Michigan.

Lori A. Keith is a Portfolio Manager of the Parnassus Mid-Cap Fund and a Senior Research Analyst. She joined Parnassus in 2005. From 2000 to 2001, Ms. Keith was a Senior Associate at Robertson Stephens & Company’s investment banking division and subsequently was a Vice President of investment banking at Deloitte & Touche Corporate Finance LLC. Ms. Keith holds a BA in Economics from University of California at Los Angeles and an MBA from the Harvard Business School.

Benjamin E. Allen will no longer be a Co-Portfolio Manager of the Fixed-Income Fund. Todd C. Ahlsten and Minh T. Bui will continue as Portfolio Managers of that Fund.

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Please retain this Supplement for future reference.